UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 25, 2010

CLARK HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey	08638
(Address of Principal Executive Offices)	(Zip Code)

(609) 396-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Clark Holdings Inc. (the “Company”) was formed as a blank check company to effect a business combination with an operating business.  On February 12, 2008, the Company purchased all of the outstanding capital stock of The Clark Group, Inc. (“Clark”), a non-asset-based provider of mission-critical supply chain solutions (the “Acquisition”).

On December 3, 2009, the Company received a comment letter from the Securities and Exchange Commission (the “Commission”) relating primarily to the presentation of the Company’s financial statements included its Annual Report on Form 10-K for the fiscal year ended January 3, 2009 (the “Annual Report 2008”).  In the letter, the Commission advanced the position that Clark is the predecessor of the Company as determined under generally accepted accounting principles in the United States and the rules and regulations promulgated under the Securities Act of 1933, as amended.  The Commission has asserted that the audited consolidated financial statements for the Company for the fiscal years ended January 3, 2009 and December 31, 2007 (the “Financial Statements”), which were included in its Annual Report 2008, should present Clark’s financial results, rather than the Company’s financial results, for the periods prior to the Acquisition, with the financial results of the Company for such periods included as an attachment thereto.  The Company intends to amend its Annual Report 2008 to comply with the Commission’s position.  As the amendment will represent a change in presentation only, the Company’s financial results as reflected in the Company’s consolidated balance sheets, statements of operations, statement of stockholder’s equity and statements of cash flows will not be materially affected by the change in presentation.

On March 25, 2010, the audit committee (the “Committee”) of the Company’s board of directors concluded that, because the current presentation of the Financial Statements is considered a presentation error as addressed in FASB ASC 250-10-20, the Financial Statements should no longer be relied upon.  The Company will file an amended Annual Report 2008 that includes audited consolidated financial statements which present the financial results of Clark for the fiscal year ending December 29, 2007, audited statements of operations and cash flows which present the financial results of Clark for the period from December 30, 2007 to February 11, 2008 and audited consolidated financial statements which present the financial results of the Company for the period for February 12, 2008 to January 3, 2009.

The Company’s management and the Committee have discussed the matters disclosed herein with the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2010

CLARK HOLDINGS INC.

By:	/s/ Stephen Spritzer
Stephen Spritzer
Chief Financial Officer